Cost of Revenues (Details) ¥ in Thousands, $ in Thousands		12 Months Ended
		Dec. 31, 2017 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Cost of Revenues
Revenue sharing fees		$ 11,160	¥ 72,613	¥ 72,027	¥ 216,972
Content and operational costs		71,681	466,379	470,813	406,741
Bandwidth costs		8,461	55,050	64,200	83,171
Sales taxes and surcharges		20,466	133,155	119,767	122,502
Total	[1]	$ 111,768	¥ 727,197	¥ 726,807	¥ 829,386

[1]	Transactions with related parties included in revenues, cost of revenues and operating expenses are as follows (Note 23):Net advertising revenues 71,048 98,413 67,393 10,358Paid services revenues 276,712 122,844 139,149 21,387Cost of revenues (49,363) (29,057) (57,057) (8,770)Sales and marketing expenses (1,788) (1,277) (748) (115)General and administrative expenses (1,812) (260) (6,245) (960)